CNA Financial Corporation
Supplemental Financial Information

December 31, 2018

This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Table of Contents

Page
Consolidated Results
Statements of Operations..................................................................................................................................................................................................	1
Components of Income (Loss), Per Share Data and Return on Equity.............................................................................................................................	2
Selected Balance Sheet Data and Statement of Cash Flows Data...................................................................................................................................	3
Results of Operations
Property & Casualty...	4
Specialty...	5
Commercial...	6
International...	7
Life & Group...	8
Corporate & Other...	9
Investment Information
Investment Summary - Consolidated................................................................................................................................................................................	10
Investment Summary - Property & Casualty and Corporate & Other................................................................................................................................	11
Investment Summary - Life & Group.................................................................................................................................................................................	12
Investments - Fixed Maturity Securities by Credit Rating..................................................................................................................................................	13
Components of Net Investment Income............................................................................................................................................................................	14
Other
Claim & Claim Adjustment Expense Reserve Rollforward................................................................................................................................................	15
Life & Group Policyholder Reserves..................................................................................................................................................................................	16
Definitions and Presentation..............................................................................................................................................................................................	17

Statements of Operations

Periods ended December 31	Three Months				Twelve Months
(In millions)	2018	2017	Change		2018	2017	Change
Revenues:
Net earned premiums	$1,859	$1,803	3%		$7,312	$6,988	5%
Net investment income	334	505	(34)		1,817	2,034	(11)
Net realized investment gains (losses):
Other-than-temporary impairment (OTTI) losses	(12)	(5)			(21)	(14)
Other net realized investment gains (losses)	(65)	36			(31)	107
Net realized investment gains (losses)	(77)	31			(52)	93
Non-insurance warranty revenue	263	100			1,007	390
Other revenues	24	9			50	37
Total revenues	2,403	2,448	(2)		10,134	9,542	6
Claims, Benefits and Expenses:
Insurance claims and policyholders' benefits	1,594	1,257			5,572	5,310
Amortization of deferred acquisition costs	343	307			1,335	1,233
Non-insurance warranty expense	247	83			923	299
Other operating expenses	299	354			1,202	1,229
Interest	34	37			138	161
Total claims, benefits and expenses	2,517	2,038	(24)		9,170	8,232	(11)
Income (loss) before income tax	(114)	410			964	1,310
Income tax (expense) benefit	30	(187)			(151)	(411)
Net income (loss)	$(84)	$223	N/M	%	$813	$899	(10)%

Components of Income (Loss), Per Share Data and Return on Equity

Periods ended December 31	Three Months		Twelve Months
(In millions, except per share data)	2018	2017	2018	2017
Components of Income (Loss)
Core income (loss)	$(23)	$286	$845	$919
Net realized investment gains (losses)	(61)	20	(38)	63
Net deferred tax asset remeasurement	—	(83)	6	(83)
Net income (loss)	$(84)	$223	$813	$899

Diluted Earnings (Loss) Per Common Share
Core income (loss)	$(0.08)	$1.05	$3.10	$3.38
Net realized investment gains (losses)	(0.23)	0.08	(0.14)	0.23
Net deferred tax asset remeasurement	—	(0.31)	0.02	(0.31)
Diluted earnings (loss) per share	$(0.31)	$0.82	$2.98	$3.30

Weighted Average Outstanding Common Stock and Common Stock Equivalents
Basic	271.6	271.3	271.5	271.1
Diluted	272.6	272.3	272.5	272.1

Return on Equity
Net income (loss) (1)	(3.0)%	7.3%	6.9%	7.4%
Core income (loss) (2)	(0.7)	9.4	7.0	7.5
(1) Annualized net income (loss) divided by the average stockholders' equity including accumulated other comprehensive income (loss) (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.
(2) Annualized core income (loss) divided by the average stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

Selected Balance Sheet Data and Statement of Cash Flows Data

(In millions, except per share data)	December 31, 2018	December 31, 2017
Total investments	$44,486	$46,870
Reinsurance receivables, net of allowance for uncollectible receivables	4,426	4,261
Total assets	57,152	56,567
Insurance reserves	36,764	37,212
Debt	2,680	2,858
Total liabilities	45,935	44,323
Accumulated other comprehensive income (loss) (1)	(878)	32
Total stockholders' equity	11,217	12,244

Book value per common share	$41.32	$45.15
Book value per common share excluding AOCI	$44.55	$45.02

Outstanding shares of common stock (in millions of shares)	271.5	271.2

Statutory capital and surplus - Combined Continental Casualty Companies (2)	$10,411	$10,726

Three months ended December 31	2018	2017
Net cash flows provided (used) by operating activities	$359	$360
Net cash flows provided (used) by investing activities	(257)	(206)
Net cash flows provided (used) by financing activities	(96)	(82)
Net cash flows provided (used) by operating, investing and financing activities	$6	$72

Twelve months ended December 31	2018	2017
Net cash flows provided (used) by operating activities	$1,227	$1,254
Net cash flows provided (used) by investing activities	(177)	(424)
Net cash flows provided (used) by financing activities	(1,085)	(755)
Net cash flows provided (used) by operating, investing and financing activities	$(35)	$75
(1) As of December 31, 2018 and 2017, the net unrealized gains on investments included in AOCI were net of after-tax Shadow Adjustments of $1,078 million and $1,411 million. To the extent that unrealized gains on fixed income securities supporting certain products within the Life & Group segment would result in a premium deficiency if realized, an increase in Insurance reserves are recorded, net of tax, as a reduction of net unrealized gains through Other comprehensive income (loss) (Shadow Adjustments).
(2) Statutory capital and surplus as of December 31, 2018 is preliminary.

Property & Casualty - Results of Operations

Periods ended December 31	Three Months				Twelve Months
(In millions)	2018	2017	Change		2018	2017	Change
Gross written premiums	$2,735	$2,740	—%		$11,404	$10,982	4%
Net written premiums	1,659	1,601	4		6,822	6,534	4

Net earned premiums	1,727	1,668	4		6,783	6,450	5
Net investment income	127	305			996	1,232
Non-insurance warranty revenue	263	100			1,007	390
Other revenues	6	7			31	33
Total operating revenues	2,123	2,080	2		8,817	8,105	9
Insurance claims and policyholders' benefits	1,247	991			4,303	4,060
Amortization of deferred acquisition costs	343	307			1,335	1,233
Other insurance related expenses	229	269			919	971
Non-insurance warranty expense	247	83			923	299
Other expenses	32	41			103	93
Total claims, benefits and expenses	2,098	1,691	(24)		7,583	6,656	(14)
Core income (loss) before income tax	25	389			1,234	1,449
Income tax (expense) benefit on core income (loss)	(9)	(126)			(267)	(490)
Core income (loss)	$16	$263	(94)%		$967	$959	1%

Other Performance Metrics
Underwriting gain (loss)	$(92)	$101	N/M	%	$226	$186	22%

Loss & LAE ratio	71.8%	58.9%	(12.9)	pts	63.1%	62.6%	(0.5)	pts
Acquisition expense ratio	19.7	19.6	(0.1)		19.8	19.5	(0.3)
Underwriting expense ratio	13.5	15.0	1.5		13.4	14.7	1.3
Expense ratio	33.2	34.6	1.4		33.2	34.2	1.0
Dividend ratio	0.4	0.5	0.1		0.4	0.3	(0.1)
Combined ratio	105.4%	94.0%	(11.4)	pts	96.7%	97.1%	0.4	pts
Combined ratio excluding catastrophes and development	98.0%	95.8%	(2.2)	pts	95.4%	95.5%	0.1	pts

Net accident year catastrophe losses incurred	$146	$38			$252	$380
Effect on loss & LAE ratio	8.6%	2.3%	(6.3)	pts	3.7%	6.0%	2.3	pts

Net prior year development and other: (favorable) / unfavorable	$(21)	$(69)			$(163)	$(284)
Effect on loss & LAE ratio	(1.2)%	(4.1)%	(2.9)	pts	(2.4)%	(4.4)%	(2.0)	pts

Rate	3%	1%	2	pts	2%	—%	2	pts
Renewal premium change	3%	3%	—	pts	4%	3%	1	pts
Retention	82%	86%	(4)	pts	83%	86%	(3)	pts
New business	$251	$269	(7)%		$1,226	$1,085	13%

Specialty - Results of Operations

Periods ended December 31	Three Months				Twelve Months
(In millions)	2018	2017	Change		2018	2017	Change
Gross written premiums	$1,682	$1,748	(4)%		$6,904	$6,904	—%
Net written premiums	682	665	3		2,744	2,731	—

Net earned premiums	693	688	1		2,732	2,712	1
Net investment income	63	128			439	522
Non-insurance warranty revenue	263	100			1,007	390
Other revenues	1	(1)			2	1
Total operating revenues	1,020	915	11		4,180	3,625	15
Insurance claims and policyholders' benefits	404	382			1,531	1,537
Amortization of deferred acquisition costs	152	150			599	590
Other insurance related expenses	77	76			279	279
Non-insurance warranty expense	247	83			923	299
Other expenses	12	11			46	43
Total claims, benefits and expenses	892	702	(27)		3,378	2,748	(23)
Core income (loss) before income tax	128	213			802	877
Income tax (expense) benefit on core income (loss)	(30)	(72)			(173)	(295)
Core income (loss)	$98	$141	(30)%		$629	$582	8%

Other Performance Metrics
Underwriting gain (loss)	$60	$80	(25)%		$323	$306	6%

Loss & LAE ratio	58.0%	55.5%	(2.5)	pts	55.9%	56.5%	0.6	pts
Acquisition expense ratio	21.3	20.6	(0.7)		20.8	20.1	(0.7)
Underwriting expense ratio	11.7	12.3	0.6		11.3	11.9	0.6
Expense ratio	33.0	32.9	(0.1)		32.1	32.0	(0.1)
Dividend ratio	0.2	0.2	—		0.2%	0.2	—
Combined ratio	91.2%	88.6%	(2.6)	pts	88.2%	88.7%	0.5	pts
Combined ratio excluding catastrophes and development	94.3%	94.5%	0.2	pts	92.7%	93.8%	1.1	pts

Net accident year catastrophe losses incurred	$4	$—			$26	$44
Effect on loss & LAE ratio	0.6%	(0.1)%	(0.7)	pts	1.0%	1.6%	0.6	pts

Net prior year development and other: (favorable) / unfavorable	$(26)	$(41)			$(152)	$(187)
Effect on loss & LAE ratio	(3.7)%	(5.8)%	(2.1)	pts	(5.5)%	(6.7)%	(1.2)	pts

Rate	2%	1%	1	pts	2%	1%	1	pts
Renewal premium change	2%	2%	—	pts	3%	3%	—	pts
Retention	84%	87%	(3)	pts	84%	89%	(5)	pts
New business	$87	$65	34%		$353	$242	46%

Commercial - Results of Operations

Periods ended December 31	Three Months				Twelve Months
(In millions)	2018	2017	Change		2018	2017	Change
Gross written premiums	$787	$766	3%		$3,350	$3,119	7%
Net written premiums	721	719	—		3,060	2,922	5

Net earned premiums	772	752	3		3,050	2,881	6
Net investment income	50	163			500	658
Other revenues	4	8			28	32
Total operating revenues	826	923	(11)		3,578	3,571	—
Insurance claims and policyholders' benefits	624	478			2,073	1,948
Amortization of deferred acquisition costs	130	122			505	481
Other insurance related expenses	119	137			505	530
Other expenses	12	26			43	57
Total claims, benefits and expenses	885	763	(16)		3,126	3,016	(4)
Core income (loss) before income tax	(59)	160			452	555
Income tax (expense) benefit on core income (loss)	13	(54)			(95)	(186)
Core income (loss)	$(46)	$106	N/M	%	$357	$369	(3)%

Other Performance Metrics
Underwriting gain (loss)	$(101)	$15	N/M	%	$(33)	$(78)	58%

Loss & LAE ratio	80.3%	62.6%	(17.7)	pts	67.3%	67.0%	(0.3)	pts
Acquisition expense ratio	16.8	17.8	1.0		17.7	18.0	0.3
Underwriting expense ratio	15.5	16.9	1.4		15.4	17.1	1.7
Expense ratio	32.3	34.7	2.4		33.1	35.1	2.0
Dividend ratio	0.7	0.9	0.2		0.7	0.6	(0.1)
Combined ratio	113.3%	98.2%	(15.1)	pts	101.1%	102.7%	1.6	pts
Combined ratio excluding catastrophes and development	96.9%	95.5%	(1.4)	pts	95.0%	95.9%	0.9	pts

Net accident year catastrophe losses incurred	$120	$34			$193	$272
Effect on loss & LAE ratio	15.7%	4.7%	(11.0)	pts	6.4%	9.5%	3.1	pts

Net prior year development and other: (favorable) / unfavorable	$5	$(15)			$(7)	$(69)
Effect on loss & LAE ratio	0.7%	(2.0)%	(2.7)	pts	(0.3)%	(2.7)%	(2.4)	pts

Rate	2%	—%	2	pts	1%	—%	1	pts
Renewal premium change	3%	3%	—	pts	3%	3%	—	pts
Retention	84%	86%	(2)	pts	85%	86%	(1)	pts
New business	$105	$136	(23)%		$566	$568	—%

International - Results of Operations

Periods ended December 31	Three Months				Twelve Months
(In millions)	2018	2017	Change		2018	2017	Change
Gross written premiums	$266	$226	18%		$1,150	$959	20%
Net written premiums	256	217	18		1,018	881	16

Net earned premiums	262	228	15		1,001	857	17
Net investment income	14	14			57	52
Other revenues	1	—			1	—
Total operating revenues	277	242	14		1,059	909	17
Insurance claims and policyholders' benefits	219	131			699	575
Amortization of deferred acquisition costs	61	35			231	162
Other insurance related expenses	33	56			135	162
Other expenses	8	4			14	(7)
Total claims, benefits and expenses	321	226	(42)		1,079	892	(21)
Core income (loss) before income tax	(44)	16			(20)	17
Income tax (expense) benefit on core income (loss)	8	—			1	(9)
Core income (loss)	$(36)	$16	N/M	%	$(19)	$8	N/M	%

Other Performance Metrics
Underwriting gain (loss)	$(51)	$6	N/M	%	$(64)	$(42)	(52)%

Loss & LAE ratio	83.3%	57.2%	(26.1)	pts	69.8%	67.0%	(2.8)	pts
Acquisition expense ratio	23.7	22.3	(1.4)		23.2	22.4	(0.8)
Underwriting expense ratio	12.5	17.2	4.7		13.5	15.4	1.9
Expense ratio	36.2	39.5	3.3		36.7	37.8	1.1
Dividend ratio	—	—	—		—	—	—
Combined ratio	119.5%	96.7%	(22.8)	pts	106.5%	104.8%	(1.7)	pts
Combined ratio excluding catastrophes and development	111.1%	100.7%	(10.4)	pts	103.6%	99.6%	(4.0)	pts

Net accident year catastrophe losses incurred	$22	$4			$33	$64
Effect on loss & LAE ratio	8.2%	1.5%	(6.7)	pts	3.3%	7.9%	4.6	pts

Net prior year development and other: (favorable) / unfavorable	$—	$(13)			$(4)	$(28)
Effect on loss & LAE ratio	0.2%	(5.5)%	(5.7)	pts	(0.4)%	(2.7)%	(2.3)	pts

Rate	5%	1%	4	pts	3%	—%	3	pts
Renewal premium change	5%	3%	2	pts	7%	2%	5	pts
Retention	68%	83%	(15)	pts	76%	80%	(4)	pts
New business	$59	$68	(13)%		$307	$275	12%

Life & Group - Results of Operations

Periods ended December 31	Three Months			Twelve Months
(In millions)	2018	2017	Change	2018	2017	Change
Net earned premiums	$132	$135	(2)%	$530	$539	(2)%
Net investment income	203	195		801	782
Other revenues	2	1		2	2
Total operating revenues	337	331	2	1,333	1,323	1
Insurance claims and policyholders' benefits	311	289		1,218	1,269
Amortization of deferred acquisition costs	—	—		—	—
Other insurance related expenses	31	33		122	129
Other expenses	2	2		7	7
Total claims, benefits and expenses	344	324	(6)	1,347	1,405	4
Core income (loss) before income tax	(7)	7		(14)	(82)
Income tax (expense) benefit on core income (loss)	14	24		57	132
Core income (loss)	$7	$31	(77)%	$43	$50	(14)%

Corporate & Other - Results of Operations

Periods ended December 31	Three Months				Twelve Months
(In millions)	2018	2017	Change		2018	2017	Change
Net earned premiums	$—	$—			$(1)	$(1)
Net investment income	4	5			20	20
Other revenues	16	1			17	2
Total operating revenues	20	6	N/M	%	36	21	71%
Insurance claims and policyholders' benefits	36	(23)			51	(19)
Amortization of deferred acquisition costs	—	—			—	—
Other insurance related expenses	—	—			(2)	(2)
Other expenses	39	46			191	192
Total claims, benefits and expenses	75	23	N/M		240	171	(40)
Core income (loss) before income tax	(55)	(17)			(204)	(150)
Income tax (expense) benefit on core income (loss)	9	9			39	60
Core income (loss)	$(46)	$(8)	N/M	%	$(165)	$(90)	(83)%

Investment Summary - Consolidated

	December 31, 2018		September 30, 2018		December 31, 2017
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$19,164	$396	$19,021	$672	$18,810	$1,597
States, municipalities and political subdivisions:
Tax-exempt	7,874	733	8,335	676	11,130	1,136
Taxable	2,874	334	2,810	298	2,897	413
Total states, municipalities and political subdivisions	10,748	1,067	11,145	974	14,027	1,549
Asset-backed:
RMBS	4,826	11	4,971	(53)	5,120	77
CMBS	2,196	(4)	2,152	(13)	1,872	32
Other ABS	1,962	(13)	1,729	(3)	1,094	11
Total asset-backed	8,984	(6)	8,852	(69)	8,086	120
U.S. Treasury and obligations of government-sponsored enterprises	159	3	145	—	109	(2)
Foreign government	481	1	455	(2)	444	7
Redeemable preferred stock	10	—	10	1	11	1
Total fixed maturity securities	39,546	1,461	39,628	1,576	41,487	3,272
Equities:
Common stock	148	—	105	—	27	6
Non-redeemable preferred stock	632	—	690	—	668	30
Total equities	780	—	795	—	695	36
Limited partnership investments	1,982	—	2,297	—	2,369	—
Other invested assets	53	—	51	—	44	—
Mortgage loans	839	—	868	—	839	—
Short term investments	1,286	(1)	1,290	—	1,436	(1)
Total investments	$44,486	$1,460	$44,929	$1,576	$46,870	$3,307

Net receivable/(payable) on investment activity	$176		$(46)		$23

Effective duration (in years)	6.0		5.9		5.9
Weighted average rating	A		A		A
RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities

Investment Summary - Property & Casualty and Corporate & Other

	December 31, 2018		September 30, 2018		December 31, 2017
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$12,844	$(180)	$13,098	$(38)	$12,938	$447
States, municipalities and political subdivisions:
Tax-exempt	661	25	781	22	2,827	112
Taxable	1,198	68	1,187	60	1,247	102
Total states, municipalities and political subdivisions	1,859	93	1,968	82	4,074	214
Asset-backed:
RMBS	4,671	8	4,816	(54)	4,951	72
CMBS	2,093	(4)	2,050	(12)	1,761	30
Other ABS	1,840	(11)	1,601	(3)	981	7
Total asset-backed	8,604	(7)	8,467	(69)	7,693	109
U.S. Treasury and obligations of government-sponsored enterprises	133	3	120	(1)	82	(4)
Foreign government	481	1	455	(2)	444	7
Redeemable preferred stock	5	—	5	1	5	1
Total fixed maturity securities	23,926	(90)	24,113	(27)	25,236	774
Equities:
Common stock	148	—	105	—	27	6
Non-redeemable preferred stock	164	—	175	—	237	7
Total equities	312	—	280	—	264	13
Limited partnership investments	1,982	—	2,297	—	2,369	—
Other invested assets	53	—	51	—	44	—
Mortgage loans	631	—	659	—	639	—
Short term investments	1,232	(1)	1,170	—	1,354	(1)
Total investments	$28,136	$(91)	$28,570	$(27)	$29,906	$786

Net receivable/(payable) on investment activity	$106		$(51)		$(10)

Effective duration (in years)	4.4		4.5		4.4
Weighted average rating	A-		A-		A

Investment Summary - Life & Group

	December 31, 2018		September 30, 2018		December 31, 2017
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$6,320	$576	$5,923	$710	$5,872	$1,150
States, municipalities and political subdivisions:
Tax-exempt	7,213	708	7,554	654	8,303	1,024
Taxable	1,676	266	1,623	238	1,650	311
Total states, municipalities and political subdivisions	8,889	974	9,177	892	9,953	1,335
Asset-backed:
RMBS	155	3	155	1	169	5
CMBS	103	—	102	(1)	111	2
Other ABS	122	(2)	128	—	113	4
Total asset-backed	380	1	385	—	393	11
U.S. Treasury and obligations of government-sponsored enterprises	26	—	25	1	27	2
Foreign government	—	—	—	—	—	—
Redeemable preferred stock	5	—	5	—	6	—
Total fixed maturity securities	15,620	1,551	15,515	1,603	16,251	2,498
Equities:
Common stock	—	—	—	—	—	—
Non-redeemable preferred stock	468	—	515	—	431	23
Total equities	468	—	515	—	431	23
Limited partnership investments	—	—	—	—	—	—
Other invested assets	—	—	—	—	—	—
Mortgage loans	208	—	209	—	200	—
Short term investments	54	—	120	—	82	—
Total investments	$16,350	$1,551	$16,359	$1,603	$16,964	$2,521

Net receivable/(payable) on investment activity	$70		$5		$33

Effective duration (in years)	8.4		8.2		8.4
Weighted average rating	A		A		A

Investments - Fixed Maturity Securities by Credit Rating

December 31, 2018	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$—	$—	$46	$(1)	$490	$19	$4,113	$236	$12,593	$247	$1,922	$(105)	$19,164	$396
States, municipalities and political subdivisions:
Tax-exempt	—	—	1,850	210	3,150	291	2,608	194	261	38	5	—	7,874	733
Taxable	—	—	397	28	1,813	195	644	111	20	—	—	—	2,874	334
Total states, municipalities and political subdivisions	—	—	2,247	238	4,963	486	3,252	305	281	38	5	—	10,748	1,067
Asset-backed:
RMBS	4,133	(27)	186	(1)	12	—	71	—	20	(1)	404	40	4,826	11
CMBS	42	—	353	8	625	7	268	(1)	548	(11)	360	(7)	2,196	(4)
Other ABS	—	—	48	—	160	(1)	1,015	(13)	728	2	11	(1)	1,962	(13)
Total asset-backed	4,175	(27)	587	7	797	6	1,354	(14)	1,296	(10)	775	32	8,984	(6)
U.S. Treasury and obligations of government-sponsored enterprises	159	3	—	—	—	—	—	—	—	—	—	—	159	3
Foreign government	—	—	147	1	260	1	49	—	25	(1)	—	—	481	1
Redeemable preferred stock	—	—	—	—	—	—	—	—	10	—	—	—	10	—
Total fixed maturity securities	$4,334	$(24)	$3,027	$245	$6,510	$512	$8,768	$527	$14,205	$274	$2,702	$(73)	$39,546	$1,461

Percentage of total fixed maturity securities	11%		8%		16%		22%		36%		7%		100%

Components of Net Investment Income

	Consolidated
Periods ended December 31	Three Months		Twelve Months
(In millions)	2018	2017	2018	2017
Taxable fixed income securities	$379	$346	$1,449	$1,397
Tax-exempt fixed income securities	86	107	384	427
Total fixed income securities	465	453	1,833	1,824
Limited partnership and common stock investments	(138)	50	(42)	207
Other, net of investment expense	7	2	26	3
Pretax net investment income	$334	$505	$1,817	$2,034
Fixed income securities, after tax	$382	$330	$1,512	$1,324
Net investment income, after tax	279	366	1,500	1,462

Effective income yield for fixed income securities, pretax	4.8%	4.7%	4.7%	4.7%
Effective income yield for fixed income securities, after tax	3.9	3.4	3.9	3.4

	Property & Casualty and Corporate & Other
Periods ended December 31	Three Months		Twelve Months
(In millions)	2018	2017	2018	2017
Taxable fixed income securities	$256	$235	$977	$942
Tax-exempt fixed income securities	6	21	50	88
Total fixed income securities	262	256	1,027	1,030
Limited partnership and common stock investments	(138)	50	(42)	207
Other, net of investment expense	7	4	31	15
Pretax net investment income	$131	$310	$1,016	$1,252
Fixed income securities, after tax	$209	$175	$821	$703
Net investment income, after tax	105	212	812	849

Effective income yield for fixed income securities, pretax	4.3%	4.1%	4.2%	4.2%
Effective income yield for fixed income securities, after tax	3.4	2.8	3.4	2.9

	Life & Group
Periods ended December 31	Three Months		Twelve Months
(In millions)	2018	2017	2018	2017
Taxable fixed income securities	$123	$111	$472	$455
Tax-exempt fixed income securities	80	86	334	339
Total fixed income securities	203	197	806	794
Limited partnership and common stock investments	—	—	—	—
Other, net of investment expense	—	(2)	(5)	(12)
Pretax net investment income	$203	$195	$801	$782
Fixed income securities, after tax	$173	$155	$691	$621
Net investment income, after tax	174	154	688	613

Effective income yield for fixed income securities, pretax	5.6%	5.6%	5.6%	5.7%
Effective income yield for fixed income securities, after tax	4.8	4.4	4.8	4.4

Claim & Claim Adjustment Expense Reserve Rollforward

Three months ended December 31, 2018 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$5,509	$8,584	$1,689	$15,782	$3,551	$2,271	$21,604
Ceded	673	680	237	1,590	193	2,075	3,858
Net	4,836	7,904	1,452	14,192	3,358	196	17,746

Net incurred claim & claim adjustment expenses	402	620	219	1,241	284	1	1,526
Net claim & claim adjustment expense payments	(406)	(524)	(114)	(1,044)	(211)	(3)	(1,258)
Foreign currency translation adjustment and other	(1)	(2)	(33)	(36)	(11)	(2)	(49)

Claim & claim adjustment expense reserves, end of period
Net	4,831	7,998	1,524	14,353	3,420	192	17,965
Ceded	634	745	226	1,605	181	2,233	4,019
Gross	$5,465	$8,743	$1,750	$15,958	$3,601	$2,425	$21,984

Twelve months ended December 31, 2018 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group	Corporate & Other	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$5,669	$8,764	$1,636	$16,069	$3,499	$2,436	$22,004
Ceded	662	628	204	1,494	209	2,231	3,934
Net	5,007	8,136	1,432	14,575	3,290	205	18,070

Net incurred claim & claim adjustment expenses	1,526	2,055	699	4,280	1,072	3	5,355
Net claim & claim adjustment expense payments	(1,701)	(2,191)	(534)	(4,426)	(890)	(15)	(5,331)
Foreign currency translation adjustment and other	(1)	(2)	(73)	(76)	(52)	(1)	(129)

Claim & claim adjustment expense reserves, end of period
Net	4,831	7,998	1,524	14,353	3,420	192	17,965
Ceded	634	745	226	1,605	181	2,233	4,019
Gross	$5,465	$8,743	$1,750	$15,958	$3,601	$2,425	$21,984

Life & Group Policyholder Reserves

December 31, 2018
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,761	$9,113	$11,874
Structured settlement annuities	530	—	530
Other	14	—	14
Total	3,305	9,113	12,418
Shadow adjustments	115	1,250	1,365
Ceded reserves	181	234	415
Total gross reserves	$3,601	$10,597	$14,198

December 31, 2017
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,568	$8,959	$11,527
Structured settlement annuities	547	—	547
Other	16	—	16
Total	3,131	8,959	12,090
Shadow adjustments	159	1,990	2,149
Ceded reserves	209	230	439
Total gross reserves	$3,499	$11,179	$14,678

Definitions and Presentation

•	Collectively, CNA Financial Corporation (CNAF) and its subsidiaries are referred to as CNA or the Company.

•	P&C Operations includes Specialty, Commercial and International.

•	Life & Group segment primarily includes the results of long term care businesses that are in run-off.

•
Corporate & Other segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business in run-off, including CNA Re and asbestos and environmental pollution. Intersegment eliminations are also included in this segment.

•
Management uses the core income (loss) financial measure to monitor the Company’s operations. Please refer to Note O to the Consolidated Financial Statements within the December 31, 2018 Form 10-K for further discussion of this non-GAAP financial measure.

•
Management uses underwriting results to monitor insurance operations. Underwriting results are pretax and are calculated as net earned premiums less total insurance expenses, which includes insurance claims and policyholders' benefits, amortization of deferred acquisition costs and other insurance related expenses.

•
In the evaluation of the results of Specialty, Commercial and International, management uses the loss ratio, the expense ratio, the dividend ratio and the combined ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios. In addition, management also utilizes renewal premium change, rate, retention and new business in evaluating operating trends. Renewal premium change represents the estimated change in average premium on policies that renew, including rate and exposure changes. Rate represents the average change in price on policies that renew excluding exposure change. Exposure represents the measure of risk used in the pricing of the insurance product. Retention represents the percentage of premium dollars renewed in comparison to the expiring premium dollars from policies available to renew. Rate, renewal premium change and retention presented for the prior year is updated to reflect subsequent activity on policies written in the period. New business represents premiums from policies written with new customers and additional policies written with existing customers.

•
This financial supplement may also reference or contain financial measures that are not in accordance with GAAP. Management utilizes these financial measures to monitor the Company's insurance operations and investment portfolio. Core income, which is derived from certain income statement amounts, is used by management to monitor performance of the Company's insurance operations. The Company's investment portfolio is monitored by management through analysis of various factors including unrealized gains and losses on securities, portfolio duration and exposure to market and credit risk.

•
Core income (loss) is calculated by excluding from net income (loss) the after-tax effects of i) net realized investment gains or losses, ii) income or loss from discontinued operations, iii) any cumulative effects of changes in accounting guidance and iv) deferred tax asset and liability remeasurement as a result of an enacted U.S. Federal tax rate change. The calculation of core income (loss) excludes net realized investment gains or losses because net realized investment gains or losses are generally driven by economic factors that are not necessarily consistent with key drivers of underwriting performance, and are therefore not considered an indication of trends in insurance operations. Management monitors core income (loss) for each business segment to assess segment performance. Presentation of consolidated core income (loss) is deemed to be a non-GAAP financial measure. For reconciliations of non-GAAP measures to the most comparable GAAP measures and other information, please refer herein and/or to CNA's most recent 10-K on file with the Securities and Exchange Commission, as well as the press release, available at www.cna.com.

•	Pretax net prior year development and other includes the effects of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

•	Net investment income from fixed income securities, as presented, includes both fixed maturity securities and non-redeemable preferred stock.

•
The majority of our limited partnership investments employ hedge fund strategies. While the Company generally does not invest in highly leveraged partnerships, there are risks inherent in limited partnership investments which may result in losses due to short-selling, derivatives or other speculative investment practices. The use of leverage increases volatility generated by the underlying investment strategies.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful